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                                                            Exhibit No. 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated April 28, 1995, on our audits of the consolidated financial statements of ICF Kaiser International, Inc. (the Company), which report was included in the Company's annual report on Form 10-K for the fiscal year ended February 28, 1995.



                                      COOPERS & LYBRAND L.L.P.



  Washington, D.C.
  December 22, 1995